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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):  JANUARY 4, 2000
                        Commission File Number:  0-17020


                              SENSAR CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                  NEVADA                              87-0429944
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     (State or other jurisdiction of                (IRS Employer
      incorporation or organization)              Identification No.)




       50 WEST BROADWAY, SUITE 501
           SALT LAKE CITY, UTAH                         84101
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     (Address of Principal Executive                  (Zip Code)
                 Offices)

              Registrant's Telephone Number, Including Area Code:
                               (801) 350-0587
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                                    N/A
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     (Former name, former address, and formal fiscal year, if changed since last report)

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


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                             ITEM 5.  OTHER EVENTS
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     Sensar Corporation issued the following press release on January 4, 2000:

     Salt Lake City, UT, January 4, 2000 - Sensar Corporation (Nasdaq symbol "SCII") announced today that Mr. Joav Avtalion has been appointed as Director of Net2Wireless, Inc. and will become a Director of the combined entity upon completion of the acquisition of Net2Wireless, Inc. by Sensar.

     Mr. Avtalion co-founded Nice Systems Ltd. ("Nice Systems") in 1986 and held the position of Senior Vice President Marketing and Business Development since its inception. Nice Systems specialized in the field of high speed data communications and communications intelligence. In 1995 Nice Systems was sold to 3Com Inc. in a landmark transaction between an Israeli technology company and a multinational US Corporation.

     Mr. Avtalion's appointment will be effective from January 5, 2000. Mr. David Rubner, Chairman of Net2Wireless and former Chairman and CEO of ECI Telecom, said "Mr. Avtalion has extensive experience in the telecommunications market having built strategic partnerships with leading companies in this field in Europe, Asia and the US, including BT, Lucent, Siemens, and Alcatel. At Nice systems he was directly responsible for the creation of its worldwide distribution network including its sales and support offices in the US and Europe."

     "I am pleased to be joining Mr. David Rubner at Net2Wireless Inc. My extensive experience and connections in the telecommunications market should be extremely useful in establishing Net2Wireless' presence globally as we roll out its technology" said Mr. Avtalion.

     This press release contains certain forward-looking statements concerning the potential transaction with Net2Wireless which is subject to a number of conditions, including shareholder consent and the satisfaction of certain other contractual conditions that may or may not be met. The above statements are not meant to be predictions of the future and are subject to a number of conditions and uncertainties. For a discussion of the contingencies and uncertainties to which the information concerning future events is subject, please refer to the Company's report on Form 10-K for December 31, 1998, and other SEC reports.


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                                   SIGNATURES
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     Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  January 4, 2000                        SENSAR CORPORATION


                                               By: /S/ Howard S. Landa
                                                   Chairman of the Board
                                                   (Chief Executive Officer
                                                    and Principal Financial and
                                                    Accounting Officer)